EXHIBIT 4.2


                                ESSEX CORPORATION
                    FORM OF NON PLAN STOCK OPTION AGREEMENTS

                                ESSEX CORPORATION

                      NON-QUALIFIED STOCK OPTION AGREEMENT

         THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "AGREEMENT") is made as of the 28th day of February 2003 (the "CONVERSION DATE"), by and between Essex Corporation, a Maryland corporation ("ESSEX"), and ("NAME"), a "State" resident (the "Optionee").

         WHEREAS, Essex has acquired Sensys Development Laboratories, Inc. ("SDL") in a merger (the "MERGER") pursuant to an Agreement and Plan of Merger (the "PLAN");

         WHEREAS, prior to the Merger the Optionee held options exercisable for ("OLD_AMOUNT") shares of common stock of SDL at an exercise price of ("OLD_PRICE") per share;

         WHEREAS, The Plan provides that outstanding options to purchase SDL capital stock shall be converted into options to purchase Common Stock of Essex; and

         WHEREAS, pursuant to the Plan the Board of Directors of Essex (the "BOARD") has granted to the Optionee a Non-Qualified Stock Option to acquire shares of the Company's common stock, no par value per share (the "COMMON STOCK"), as set forth below and subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual undertakings and obligations of the parties herein and other good and valuable consideration, the parties hereby agree as follows:

         1. GRANT OF OPTION. Essex hereby grants to Optionee an option (the "Option") to purchase an aggregate of ("NEW_AMOUNT") shares of Common Stock at an exercise price of ("NEW_PRICE") per share on the terms and conditions set forth below.

         2. NON-QUALIFIED STOCK OPTION. This Option is NOT intended to qualify as a Incentive Stock Option within the meaning of Section 424 of the Internal Revenue Code (i.e., this Option shall be a Non-Qualified Option).

         3. VESTING AND EXERCISE OF OPTION.

                  (a) VESTING AND EXERCISE. This Option is fully vested and may be exercised, in whole or in part, at any time beginning on the Conversion Date and, subject to Section 5 hereof, prior to ("EXPIRE") (the "Expiration Date").

                  (b) EXERCISE PROCEDURE. Subject to the conditions set forth in this Agreement, this Option shall be exercised by the Optionee's delivery of the notice of exercise attached hereto as EXHIBIT A (the "Exercise Notice") to the Secretary or Assistant Secretary of Essex, specifying the number of shares to be purchased and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by Essex of the Exercise Notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this Option may be for fewer than fifty (50) shares unless there are fewer than fifty (50) shares remaining subject to the Option.

         4. PAYMENT OF PURCHASE PRICE. Payment of the purchase price upon exercise of the Option shall be made (i) by delivery to Essex of cash or a check to the order of Essex in an amount equal to the purchase price of such shares plus any federal, state or local tax withholding obligation, (ii) by any other means which the Board determines are consistent with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Exchange Act and Regulation T promulgated by the Federal Reserve Board), or
(iii) by any combination of such approved methods of payment.

         5. TERMINATION OF OPTION.

                  (a) TERMINATION OF EMPLOYMENT. If the Optionee's employment with Essex or a subsidiary of Essex terminates other than as a result of "Cause" under section 5(b) below, including as a result of death, retirement or disability, then Optionee, or in the case of Optionee's death, the Optionee's beneficiary or personal representative, may exercise this Option for a period of one year after such termination of employment, after which time this Option shall terminate and Optionee shall have no further rights hereunder.

                  (b) TERMINATION FOR "CAUSE". If the Optionee is employed by Essex or a subsidiary of Essex and is terminated by Essex or such subsidiary for Cause (as defined below) at any time during the term of this Option, then this Option shall automatically terminate and Optionee shall have no further rights hereunder. "CAUSE" shall mean acts of gross or willful negligence or misconduct committed in connection with Essex's business, or criminal acts of moral turpitude committed in connection with Essex's business. Cause shall be determined in good faith by the affirmative vote of a majority of the entire Board.

         6. DEATH PRIOR TO EXERCISE OF OPTION. If the Optionee dies, the Optionee's beneficiary or personal representative shall have the right to exercise such Option at any time prior to the Expiration Date.

         7. DELIVERY OF SHARES; COMPLIANCE WITH SECURITIES LAWS, ETC.

                  (a) GENERAL. Essex shall, upon payment of the purchase price for the number of shares purchased, make prompt delivery of such shares to the Optionee, PROVIDED THAT if any law or regulation requires Essex to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

                  (b) LISTING, QUALIFICATION, ETC. This Option shall be subject to the requirement that if, at any time, counsel to Essex shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state of federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, this Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board. Nothing herein shall be deemed to require Essex to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

         8. NON-TRANSFERABILITY OF OPTION. Except as provided in Section 6, this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or such rights contrary to the provisions hereof; or upon the levy of any attachment or similar process upon this Option or such rights, this Options and such rights shall, at the election of Essex, become null and void.

         9. NO EMPLOYMENT RIGHTS. Nothing contained in this Option shall be construed or deemed by any person under any circumstances to bind Essex to employ the Optionee or continue the employment of the Optionee for any period.

         10. NO RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the records date is prior to the date such stock certificate is issued.

         11. ESSEX'S RIGHTS. The existence of this Option shall not affect in any way the right or power of Essex or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Essex's capital structure, or its business, or any merger or consolidation of Essex, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or rights thereof, or dissolution or liquidation of Essex, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         12. RECAPITALIZATION. If the outstanding shares of the class then subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit.

         13. WITHHOLDING TAXES. Essex's obligation to deliver shares upon the exercise of this Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         14. INVESTMENT REPRESENTATIONS; LEGENDS.

                  (a) REPRESENTATIONS. The Optionee represents, warrants and covenants that:

                           (i) Any shares purchased upon exercise of this Option
shall be acquired for the
Optionee's account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act") or any rule or regulation under the Securities Act.

                           (ii) The Optionee has had such  opportunity  as he or
she has deemed adequate to
obtain from representatives of Essex such information as is necessary to permit the Optionee to evaluate the merits and risks of this Option.

                           (iii) The Optionee is able to bear the economic  risk
of holding shares acquired
pursuant to the exercise of this Option for an indefinite period.

                           (iv) The  Optionee  understands  that (A) the  shares
acquired pursuant to the exercise
of this Option have not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act;
(B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning Essex is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) Essex has no obligation to register any shares acquired pursuant to the exercise of this Option under the Securities Act or under any state securities or Blue Sky laws.

         By making payment upon exercise of this Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 14.

                  (b) LEGENDS ON STOCK CERTIFICATES. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this Option shall have affixed thereto legends substantially in the following form, in addition to any other legends required by applicable state law:

         "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to Essex to the effect that registration under such Act is not required."

         15.      MISCELLANEOUS.

                  (a) Except as provided herein, this Option may not be amended or otherwise modified unless evidenced in writing and signed by Essex and the Optionee.

                  (b) All notices, requests, consents, and other communications under this Option shall be in writing and shall be delivered by mail or hand delivery as set forth below:

                           (i) if to Essex, at 9150 Guilford Road, Columbia,  MD
21046, Attention: Secretary, or at such other address or addresses as may have been furnished in writing by Essex to the Optionee; or

                           (ii) if to  Optionee,  at the  address  set  forth in
below or at such other address or
addresses as may have been furnished to Essex in writing by the Optionee.

                  (c) This Option shall be governed by and construed in accordance with the laws of the State of Maryland.


                                    ESSEX CORPORATION


                                    By: __________________________
                                    Name: Leonard E. Moodispaw
                                    Title: President and Chief Executive Officer

OPTIONEE'S ACCEPTANCE

         The undersigned hereby accepts the foregoing Option and agrees to the terms and conditions thereof.


                          OPTIONEE

                          -----------------------------------

                          Name: ("NAME")
                          -----------------------------------

                          Address:

                          -----------------------------------
                          Street

                          -----------------------------------
                          City

                          -----------------------------------
                          State                      Zip Code

                                                                      EXHIBIT A

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                 Exercise Notice


         At this time, I wish to purchase _____ shares of the Common Stock of Essex Corporation through the exercise of the Option granted to me pursuant to the Non-Qualified Stock Option Agreement dated February 28, 2003.

         Please issue the Common Stock in the following manner and mail the certificate(s) to the following address:


                                     -----------------------------------
                                     Name

                                     -----------------------------------
                                     Street

                                     -----------------------------------
                                     City

                                     -----------------------------------
                                     State                      Zip Code



                                     Very truly yours,


                                     -------------------------------------
                                     Signature


                                     ("NAME")
                                     -------------------------------------
                                     Optionee's Name

                                ESSEX CORPORATION

                      NON-QUALIFIED STOCK OPTION AGREEMENT

         THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "AGREEMENT") is made as of the 28th day of February 2003 (the "CONVERSION DATE"), by and between Essex Corporation, a Maryland corporation ("ESSEX"), and ("NAME") a "State" resident (the "Optionee").

         WHEREAS, Essex has acquired Sensys Development Laboratories, Inc. ("SDL") in a merger (the "MERGER") pursuant to an Agreement and Plan of Merger (the "PLAN");

         WHEREAS, prior to the Merger the Optionee held options exercisable for ("OLD_AMOUNT") shares of common stock of SDL at an exercise price of ("OLD_PRICE") per share;

         WHEREAS, The Plan provides that outstanding options to purchase SDL capital stock shall be converted into options to purchase Common Stock of Essex; and

         WHEREAS, pursuant to the Plan the Board of Directors of Essex (the "BOARD") has granted to the Optionee a Non-Qualified Stock Option to acquire shares of the Company's common stock, no par value per share (the "COMMON STOCK"), as set forth below and subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual undertakings and obligations of the parties herein and other good and valuable consideration, the parties hereby agree as follows:

         1. GRANT OF OPTION. Essex hereby grants to Optionee an option (the "Option") to purchase an aggregate of ("NEW_AMOUNT") shares of Common Stock at an exercise price of ("NEW_PRICE") per share on the terms and conditions set forth below.

         2. NON-QUALIFIED STOCK OPTION. This Option is NOT intended to qualify as an Incentive Stock Option within the meaning of Section 424 of the Internal Revenue Code (i.e., this Option shall be a Non-Qualified Option).

         3. VESTING AND EXERCISE OF OPTION.

                  (a) VESTING AND EXERCISE. This Option is fully vested and may be exercised, in whole or in part, at any time beginning on the Conversion Date and ending on one year from Merger date (the "Expiration Date").

                  (b) EXERCISE PROCEDURE. Subject to the conditions set forth in this Agreement, this Option shall be exercised by the Optionee's delivery of the notice of exercise attached hereto as EXHIBIT A (the "Exercise Notice") to the Secretary or Assistant Secretary of Essex, specifying the number of shares to be purchased and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by Essex of the Exercise Notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this Option may be for fewer than fifty (50) shares unless there are fewer than fifty
(50) shares remaining subject to the Option.

         4. PAYMENT OF PURCHASE PRICE. Payment of the purchase price upon exercise of the Option shall be made (i) by delivery to Essex of cash or a check to the order of Essex in an amount equal to the purchase price of such shares plus any federal, state or local tax withholding obligation, (ii) by any other means which the Board determines are consistent with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Exchange Act and Regulation T promulgated by the Federal Reserve Board), or (iii) by any combination of such approved methods of payment.

         5. DEATH PRIOR TO EXERCISE OF OPTION. If the Optionee dies, the Optionee's beneficiary or personal representative shall have the right to exercise such Option at any time prior to the Expiration Date.

         6. DELIVERY OF SHARES; COMPLIANCE WITH SECURITIES LAWS, ETC.

                  (a) GENERAL. Essex shall, upon payment of the purchase price for the number of shares purchased, make prompt delivery of such shares to the Optionee, PROVIDED THAT if any law or regulation requires Essex to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

                  (b) LISTING, QUALIFICATION, ETC. This Option shall be subject to the requirement that if, at any time, counsel to Essex shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state of federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, this Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board. Nothing herein shall be deemed to require Essex to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

         7. NON-TRANSFERABILITY OF OPTION. Except as provided in Section 5, this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or such rights contrary to the provisions hereof; or upon the levy of any attachment or similar process upon this Option or such rights, this Options and such rights shall, at the election of Essex, become null and void.

         8. NO EMPLOYMENT RIGHTS. Nothing contained in this Option shall be construed or deemed by any person under any circumstances to bind Essex to employ the Optionee or continue the employment of the Optionee for any period.

         9. NO RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the records date is prior to the date such stock certificate is issued.

         10. ESSEX'S RIGHTS. The existence of this Option shall not affect in any way the right or power of Essex or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Essex's capital structure, or its business, or any merger or consolidation of Essex, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or rights thereof, or dissolution or liquidation of Essex, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         11. RECAPITALIZATION. If the outstanding shares of the class then subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit.

         12. WITHHOLDING TAXES. Essex's obligation to deliver shares upon the exercise of this Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         13. INVESTMENT REPRESENTATIONS; LEGENDS.

                  (a) REPRESENTATIONS. The Optionee represents, warrants and covenants that:

                           (i) Any shares purchased upon exercise of this Option
shall be acquired for the
Optionee's account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act") or any rule or regulation under the Securities Act.

                           (ii) The Optionee has had such  opportunity  as he or
she has deemed adequate to
obtain from representatives of Essex such information as is necessary to permit the Optionee to evaluate the merits and risks of this Option.

                           (iii) The Optionee is able to bear the economic  risk
of holding shares acquired
pursuant to the exercise of this Option for an indefinite period.

                           (iv) The  Optionee  understands  that (A) the  shares
acquired pursuant to the exercise
of this Option have not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act;
(B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning Essex is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) Essex has no obligation to register any shares acquired pursuant to the exercise of this Option under the Securities Act or under any state securities or Blue Sky laws.

By making payment upon exercise of this Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 13.

                  (b) LEGENDS ON STOCK CERTIFICATES. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this Option shall have affixed thereto legends substantially in the following form, in addition to any other legends required by applicable state law:

         "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of

         1933, or an opinion of counsel satisfactory to Essex to the effect that registration under such Act is not required."

         14.      MISCELLANEOUS.

                  (a) Except as provided herein, this Option may not be amended or otherwise modified unless evidenced in writing and signed by Essex and the Optionee.

                  (b) All notices, requests, consents, and other communications under this Option shall be in writing and shall be delivered by mail or hand delivery as set forth below:

                           (i) if to Essex, at 9150 Guilford Road, Columbia,  MD
21046, Attention: Secretary, or at such other address or addresses as may have been furnished in writing by Essex to the Optionee; or

                           (ii) if to  Optionee,  at the  address  set  forth in
below or at such other address or addresses as may have been furnished to Essex in writing by the Optionee.

                  (c) This Option shall be governed by and construed in accordance with the laws of the State of Maryland.


                                    ESSEX CORPORATION


                                    By: __________________________
                                    Name: Leonard E. Moodispaw
                                    Title: President and Chief Executive Officer

OPTIONEE'S ACCEPTANCE

         The undersigned hereby accepts the foregoing Option and agrees to the terms and conditions thereof.


                                    OPTIONEE


                                    -----------------------------------
                                    Name:("NAME")
                                    -----------------------------------

                                    Address:

                                    -----------------------------------
                                    Street

                                    -----------------------------------
                                    City

                                    -----------------------------------
                                    State                      Zip Code

                                                                     EXHIBIT A

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                 Exercise Notice


         At this time, I wish to purchase _____ shares of the Common Stock of Essex Corporation through the exercise of the Option granted to me pursuant to the Non-Qualified Stock Option Agreement dated February 28, 2003.

         Please issue the Common Stock in the following manner and mail the certificate(s) to the following address:


                                     -----------------------------------
                                     Name

                                     -----------------------------------
                                     Street

                                     -----------------------------------
                                     City

                                     -----------------------------------
                                     State                      Zip Code


                                     Very truly yours,


                                     -----------------------------------
                                     Signature


                                     ("NAME")
                                     -----------------------------------
                                     Optionee's Name

                                ESSEX CORPORATION

                      NON-QUALIFIED STOCK OPTION AGREEMENT

         THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "AGREEMENT") is made as of the 28th day of February 2003 (the "CONVERSION DATE"), by and between Essex Corporation, a Maryland corporation ("ESSEX"), and "Name", a "State" resident (the "Optionee").

         WHEREAS, Essex has acquired Sensys Development Laboratories, Inc. ("SDL") in a merger (the "MERGER") pursuant to an Agreement and Plan of Merger (the "PLAN");

         WHEREAS, prior to the Merger the Optionee held options exercisable for "Number" shares of common stock of SDL at an exercise price of "$" per share;

         WHEREAS, the Plan provides that outstanding options to purchase SDL capital stock shall be converted into options to purchase Common Stock of Essex; and

         WHEREAS, pursuant to the Plan the Board of Directors of Essex (the "BOARD") has granted to the Optionee a Non-Qualified Stock Option to acquire shares of the Company's common stock, no par value per share (the "COMMON STOCK"), as determined in Section 3 below and subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual undertakings and obligations of the parties herein and other good and valuable consideration, the parties hereby agree as follows:

         1. GRANT OF OPTION. Essex hereby grants to Optionee an option (the "Option") to purchase shares of Common Stock on the terms and conditions set forth below.

         2. NON-QUALIFIED STOCK OPTION. This Option is NOT intended to qualify as a Incentive Stock Option within the meaning of Section 424 of the Internal Revenue Code (i.e., this Option shall be a Non-Qualified Option).

3. NUMBER OF SHARES SUBJECT TO OPTION; EXERCISE PRICE.

                  (a) The number of shares of Common Stock subject to this Option ("OPTION SHARES") and the exercise price per share (the "Exercise Price") shall be determined on the first anniversary of the Conversion Date based on the following formula:

 ---------------  ----------------------  -----------------  ------------------

 Option Shares    =   Conversion Ratio       multiplied by      "Number"

 ---------------  ----------------------  -----------------  ------------------

      For purposes of this Section 3 the following definitions shall apply:



                  "CONVERSION RATIO" means the quotient obtained by dividing the Option Factor by the Determination Price.

                  "DETERMINATION PRICE" means the weighted average closing price of the Common Stock during the Pricing Period; PROVIDED, HOWEVER, that notwithstanding the actual twenty (20) day weighted average closing price per share, the Determination Price shall not be greater than $7.00 nor less than $3.09 per share.

                  "EXERCISE FACTOR" means "Dollars".

                  "OPTION FACTOR" means 4.590665.

                  "PRICING   PERIOD"   means  the  twenty  (20)   trading   days
immediately preceding the first anniversary of the Conversion Date.

                  SCHEDULE A attached hereto and incorporated by reference herein illustrates the number of shares of Common Stock for which the Option will be exercisable (rounded to the nearest whole share) based on different Determination Prices.

                  (b) The exercise price per share of the Option (the "EXERCISE PRICE") shall be the quotient determined by dividing the Exercise Factor by the number of Option Shares (determined as provided in Section 3(a)) as illustrated on SCHEDULE A.

         4. VESTING AND EXERCISE OF OPTION.

                  (a) VESTING AND EXERCISE. This Option is fully vested and may be exercised, in whole or in part, at any time beginning on the first anniversary of the Conversion Date and, subject to Section 6 hereof, prior to "Date" (the "Expiration Date").

                  (b) EXERCISE PROCEDURE. Subject to the conditions set forth in this Agreement, this Option shall be exercised by the Optionee's delivery of the notice of exercise attached hereto as EXHIBIT A (the "Exercise Notice") to the Secretary or Assistant Secretary of Essex, specifying the number of shares to be purchased and accompanied by payment in full in accordance with Section 5. Such exercise shall be effective upon receipt by Essex of the Exercise Notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this Option may be for fewer than fifty (50) shares unless there are fewer than fifty
(50) shares remaining subject to the Option.

         5. PAYMENT OF PURCHASE PRICE. Payment of the purchase price upon exercise of the Option shall be made (i) by delivery to Essex of cash or a check to the order of Essex in an amount equal to the purchase price of such shares plus any federal, state or local tax withholding obligation, (ii) by any other means which the Board determines are consistent with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Exchange Act and Regulation T promulgated by the Federal Reserve Board), or
(iii) by any combination of such approved methods of payment.

         6. TERMINATION OF OPTION.
                  (a) TERMINATION OF EMPLOYMENT. If the Optionee's employment with
Essex or a subsidiary of Essex terminates other than as a result of "Cause" under section 6(b) below, including as a result of death, retirement or disability, then Optionee, or in the case of

Optionee's death, the Optionee's beneficiary or personal representative, may exercise this Option for a period of one year after such termination of employment, after which time this Option shall terminate and Optionee shall have no further rights hereunder.

                  (b) TERMINATION FOR "CAUSE". If the Optionee is employed by Essex or a subsidiary of Essex and is terminated by Essex or such subsidiary for Cause (as defined below) at any time during the term of this Option, then this Option shall automatically terminate and Optionee shall have no further rights hereunder. "CAUSE" shall mean acts of gross or willful negligence or misconduct committed in connection with Essex's business, or criminal acts of moral turpitude committed in connection with Essex's business. Cause shall be determined in good faith by the affirmative vote of a majority of the entire Board.

         7. DEATH PRIOR TO EXERCISE OF OPTION. If the Optionee dies, the Optionee's beneficiary or personal representative shall have the right to exercise such Option at any time prior to the Expiration Date.

         8. DELIVERY OF SHARES; COMPLIANCE WITH SECURITIES LAWS, ETC.

                  (a) GENERAL. Essex shall, upon payment of the purchase price for the number of shares purchased, make prompt delivery of such shares to the Optionee, PROVIDED THAT if any law or regulation requires Essex to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

                  (b) LISTING, QUALIFICATION, ETC. This Option shall be subject to the requirement that if, at any time, counsel to Essex shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state of federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, this Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board. Nothing herein shall be deemed to require Essex to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

         9. NON-TRANSFERABILITY OF OPTION. Except as provided in Section 7, this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or such rights contrary to the provisions hereof; or upon the levy of any attachment or similar process upon this Option or such rights, this Options and such rights shall, at the election of Essex, become null and void.

         10. NO EMPLOYMENT RIGHTS. Nothing contained in this Option shall be construed or deemed by any person under any circumstances to bind Essex to employ the Optionee or continue the employment of the Optionee for any period.

         11. NO RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the records date is prior to the date such stock certificate is issued.

         12. ESSEX'S RIGHTS. The existence of this Option shall not affect in any way the right or power of Essex or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Essex's capital structure, or its business, or any merger or consolidation of Essex, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or rights thereof, or dissolution or liquidation of Essex, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         13. RECAPITALIZATION. If the outstanding shares of the class then subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit.

         14. WITHHOLDING TAXES. Essex's obligation to deliver shares upon the exercise of this Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         15. INVESTMENT REPRESENTATIONS; LEGENDS.

                  (a) REPRESENTATIONS. The Optionee represents, warrants and covenants that:

                           (i) Any shares purchased upon exercise of this Option
shall be acquired for the Optionee's account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act") or any rule or regulation  under  the Securities Act.

                           (ii) The Optionee has had such  opportunity  as he or
she has deemed adequate to obtain from representatives of Essex such information as is necessary to permit the Optionee to evaluate the merits and risks of this Option.

                           (iii) The Optionee is able to bear the economic  risk
of holding shares acquired
pursuant to the exercise of this Option for an indefinite period.

                           (iv) The  Optionee  understands  that (A) the  shares
acquired pursuant to the exercise of this Option have not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning Essex is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) Essex has no obligation to register any shares acquired pursuant to the exercise of this Option under the Securities Act or under any state securities or Blue Sky laws.

By making payment upon exercise of this Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 15.

                  (b) LEGENDS ON STOCK CERTIFICATES. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this Option shall have affixed thereto legends substantially in the following form, in addition to any other legends required by applicable state law:

         "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to Essex to the effect that registration under such Act is not required."

         16.      MISCELLANEOUS.

                  (a) Except as provided herein, this Option may not be amended or otherwise modified unless evidenced in writing and signed by Essex and the Optionee.

                  (b) All notices, requests, consents, and other communications under this Option shall be in writing and shall be delivered by mail or hand delivery as set forth below:

                           (i) if to Essex, at 9150 Guilford Road, Columbia,  MD
21046, Attention: Secretary, or at such other address or addresses as may have been furnished in writing by Essex to the Optionee; or

                           (ii) if to  Optionee,  at the  address  set  forth in
below or at such other address or addresses as may have been furnished to Essex in writing by the Optionee.

                  (c) This Option shall be governed by and construed in accordance with the laws of the State of Maryland.


                                    ESSEX CORPORATION


                                    By: __________________________
                                    Name: Leonard E. Moodispaw
                                    Title: President and Chief Executive Officer

OPTIONEE'S ACCEPTANCE

         The undersigned hereby accepts the foregoing Option and agrees to the terms and conditions thereof.


                                    OPTIONEE



                                    -----------------------------------
                                    "Name"

                                    Address:


                                    -----------------------------------
                                    Street

                                    -----------------------------------
                                    City

                                    -----------------------------------
                                    State                      Zip Code

                                   SCHEDULE A

Schedule A - "Name"

    A               B            C         D=A/B*C        E          F=E/D
  Option      Determinaton    "Number"     Option      Exercise    Exercise
  Factor         Factor        Shares      Shares       Factor       Price

4.590665         $3.09        "Number"     "Number"    "Number"     "$Amount"
4.590665         $4.00        "Number"     "Number"    "Number"     "$Amount"
4.590665         $5.00        "Number"     "Number"    "Number"     "$Amount"
4.590665         $6.00        "Number"     "Number"    "Number"     "$Amount"
4.590665         $7.00        "Number"     "Number"    "Number"     "$Amount"

                                                                      EXHIBIT A

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                 Exercise Notice


         At this time, I wish to purchase _____ shares of the Common Stock of Essex Corporation through the exercise of the Option granted to me pursuant to the Non-Qualified Stock Option Agreement dated February 28, 2003.

         Please issue the Common Stock in the following manner and mail the certificate(s) to the following address:


                                      -----------------------------------
                                      Name

                                      -----------------------------------
                                      Street

                                      -----------------------------------
                                      City

                                      -----------------------------------
                                      State                      Zip Code


                                      Very truly yours,


                                      -----------------------------------
                                      Signature


                                      -----------------------------------
                                      Optionee's Name